UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08797 and 811-09049

Name of Fund:    BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2013

Date of reporting period: 11/30/2012

Item 1 – Report to Stockholders

NOVEMBER 30, 2012

SEMI-ANNUAL REPORT (UNAUDITED)

BLACKROCK®

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	BLACKROCK SMALL CAP GROWTH FUND II	NOVEMBER 30, 2012

Dear Shareholder

As 2011 came to a close, financial markets were in a mode of gradual improvement, although volatility remained relatively high. Global central bank actions and better-than-expected economic data tempered investors’ anxiety after markets had been upended in mid-2011 by sovereign debt turmoil in the United States and Europe. Improving investor sentiment carried over into early 2012 as investors felt some relief from the world’s financial woes. Volatility was lower and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012, while climbing US Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability threatened Greece’s membership in the eurozone and debt problems in Spain grew increasingly severe. Sovereign debt yields in peripheral European countries continued to rise, while finance leaders deliberated over the fiscal integration of the currency bloc. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. In the United States, disappointing jobs reports dealt a blow to investor sentiment. Risk assets sold off in the second quarter as investors retreated to safe haven assets.

Despite ongoing concerns about the health of the global economy and the debt crisis in Europe, most asset classes enjoyed a robust summer rally powered mainly by expectations for policy stimulus from central banks in Europe and the United States. Global economic data continued to be mixed, but the spate of downside surprises seen in the second quarter had receded and, outside of some areas of Europe, the risk of recession largely subsided. Additionally, in response to mounting debt pressures, the European Central Bank allayed fears by affirming its conviction to preserve the euro bloc. Early in September, the European Central Bank announced its plan to purchase sovereign debt in the eurozone’s most troubled nations. Later that month, the US Federal Reserve announced its long-awaited – and surprisingly aggressive-stimulus program involving agency mortgage-backed securities purchases. These central bank actions boosted investor confidence and risk assets rallied globally.

In the final months of the reporting period, most stock markets outside the United States continued to advance as macroeconomic fundamentals showed signs of improvement. However, as corporate earnings season got underway in the United States, lackluster results pointed to the fragility of global growth and pushed US equity markets down for the month of October. In November, investors around the world turned their attention to the US Presidential election and how the outcome might impact the ability of US politicians to resolve the nation’s looming budget crisis, known as the “fiscal cliff.” The election results led to heightened concerns that bipartisan gridlock may preclude a resolution before the end of the year when automatic tax increases and spending cuts would otherwise take effect. Trading activity was driven largely by daily reports out of Washington signaling that negotiations were progressing toward an agreement or spiraling toward a stalemate, but on the whole, November brought positive results for most markets.

All asset classes performed well for the 6- and 12-month periods ended November 30, 2012. Riskier assets outperformed higher quality investments as investors sought meaningful returns in a low-interest-rate environment. International and emerging market equities were the strongest performers during the six-month reporting period. US Treasury yields were volatile, but declined overall, resulting in moderate gains for higher quality fixed income sectors. Tax-exempt municipal bonds continued to benefit from a favorable supply-and-demand backdrop. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Although the financial world remains highly uncertain, we believe there are new avenues of opportunity - new ways to invest and new markets to consider. We believe it’s our responsibility to help investors adapt to today’s new world of investing and build the portfolios these times require. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Although the financial world remains highly uncertain, we believe there are new avenues of opportunity.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of November 30, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	9.32%	16.13%
US small cap equities (Russell 2000® Index)	8.68	13.09
International equities (MSCI Europe, Australasia, Far East Index)	18.16	12.61
Emerging market equities (MSCI Emerging Markets Index)	12.63	11.35
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.07	0.09
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	1.20	7.31
US investment grade bonds (Barclays US Aggregate Bond Index)	1.99	5.51
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.52	10.94
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	8.54	17.02

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of November 30, 2012	BlackRock Small Cap Growth Fund II

Investment Objective

BlackRock Small Cap Growth Fund II’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value. Current income from dividends and interest will not be an important consideration in selecting portfolio securities.

Portfolio Management Commentary

How did the Fund perform?

—

The Fund, through its investment in BlackRock Master Small Cap Growth Portfolio (the “Portfolio”), outperformed its benchmark, the Russell 2000® Growth Index, for the six-month period ended November 30, 2012.

What factors influenced performance?

—

Contributing most positively to Portfolio performance during the period relative to the Russell 2000® Growth Index was stock selection in the information technology (“IT”) and health care sectors. Within IT, top holding TiVo, Inc. jumped significantly on strong financial results and a favorable ruling in a patent litigation case. Third party outsourcing provider ExlService Holdings, Inc. also experienced double-digit returns given the strong outsourcing demand trends in the company’s end markets. Software provider Ellie Mae, Inc., which was sold off during the period, performed well due to the accelerating growth in its mortgage origination servicing products. Within health care, after experiencing weakness in the prior months due to a regulatory ruling allowing for generic competition of its legacy drug, holding ViroPharma, Inc. bounced back on continued strong demand for its other drug offering.

Additionally, high-conviction holding Jazz Pharmaceuticals Plc also appreciated given the strong demand for the company’s narcolepsy treatment drug.

—

Stock selection within industrials held back relative Portfolio returns. Office products company ACCO Brands Corp. sold off significantly after the company reported an earnings shortfall. Elsewhere, materials provider Ferro Corp. produced negative double-digit returns given a similar earnings disappointment and was sold off.

Describe recent portfolio activity.

—

During the six-month period, the Portfolio slightly reduced its overall weighting within the industrials sector, eliminating a position within Titan International, Inc. The Portfolio increased exposure to IT, most notably by adding a new position in MicroStrategy, Inc.

Describe portfolio positioning at period end.

—	At period end, the Portfolio’s most significant overweight relative to the Russell 2000® Growth Index was in the health care sector and its most significant underweight was in consumer discretionary.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK SMALL CAP GROWTH FUND II	NOVEMBER 30, 2012

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.
[2]

The Fund invests all of its assets in the Portfolio. The Portfolio invests primarily in a diversified portfolio of equity securities of small cap companies located in the United States that Portfolio management believes have above-average prospects for earnings growth.

[3]	The index contains those securities with greater-than-average growth orientations, generally having higher price-to-book and price-to-earnings ratios.

Performance Summary for the Period Ended November 30, 2012

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	11.23%	9.17%	N/A	0.83%	N/A	8.73%	N/A
Investor A	11.04	8.91	3.20%	0.59	(0.49)%	8.45	7.87%
Investor B	10.40	7.67	3.28	(0.62)	(0.96)	7.62	7.62
Investor C	10.59	7.94	6.96	(0.41)	(0.41)	7.48	7.48
Class R	10.85	8.53	N/A	0.18	N/A	8.19	N/A
Russell 2000® Growth Index	7.64	11.13	N/A	3.03	N/A	8.71	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A – Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During the Period[5]	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,112.30	$ 7.78	$1,000.00	$1,017.70	$ 7.44	1.47%
Investor A	$1,000.00	$1,110.40	$ 8.94	$1,000.00	$1,016.60	$ 8.54	1.69%
Investor B	$1,000.00	$1,104.00	$15.51	$1,000.00	$1,010.33	$14.82	2.94%
Investor C	$1,000.00	$1,105.90	$13.88	$1,000.00	$1,011.88	$13.26	2.63%
Class R	$1,000.00	$1,108.50	$10.52	$1,000.00	$1,015.09	$10.05	1.99%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests significantly in the Portfolio, the expense example reflects the net expenses of both the Fund and the Portfolio in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK SMALL CAP GROWTH FUND II	NOVEMBER 30, 2012	5

About Fund Performance

—	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

—	Investor A Shares are subject to a maximum initial sales charge (frontend load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

—

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain qualified employee benefit plans.

—

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

—

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain retirement and other similar plans. Prior to February 4, 2003, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on June 1, 2012 and held through November 30, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Portfolio may invest in various derivative financial instruments, including options, as specified in Note 2 of the Portfolio’s Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause the Portfolio to hold an investment that it might otherwise sell. The Portfolio’s investments in these instruments are discussed in detail in the Portfolio’s Notes to Financial Statements.

6	BLACKROCK SMALL CAP GROWTH FUND II	NOVEMBER 30, 2012

Statement of Assets and Liabilities	BlackRock Small Cap Growth Fund II

November 30, 2012 (Unaudited)
Assets
Investments at value – Portfolio (cost – $184,710,615)	$204,163,396
Withdrawals receivable from the Portfolio	696,522
Capital shares sold receivable	92,044
Prepaid expenses	38,542
Total assets	204,990,504

Liabilities
Capital shares redeemed payable	788,566
Transfer agent fees payable	271,681
Service and distribution fees payable	64,122
Administration fees payable	33,331
Other affiliates payable	1,427
Other accrued expenses payable	50,464
Total liabilities	1,209,591
Net Assets	$203,780,913

Net Assets Consist of
Paid-in capital	$176,852,316
Accumulated net investment loss	(546,288)
Accumulated net realized gain allocated from the Portfolio	8,022,104
Net unrealized appreciation/depreciation allocated from the Portfolio	19,452,781
Net Assets	$203,780,913

Net Asset Value
Institutional – Based on net assets of $56,611,797 and 4,186,778 shares outstanding, 100 million shares authorized, $0.0001 par value	$13.52
Investor A – Based on net assets of $69,075,803 and 5,295,676 shares outstanding, 100 million shares authorized, $0.0001 par value	$13.04
Investor B – Based on net assets of $3,475,365 and 303,734 shares outstanding, 100 million shares authorized, $0.0001 par value	$11.44
Investor C – Based on net assets of $40,560,532 and 3,536,433 shares outstanding, 100 million shares authorized, $0.0001 par value	$11.47
Class R – Based on net assets of $34,057,416 and 2,761,220 shares outstanding, 100 million shares authorized, $0.0001 par value	$12.33

See Notes to Financial Statements.

BLACKROCK SMALL CAP GROWTH FUND II	NOVEMBER 30, 2012	7

Statement of Operations	BlackRock Small Cap Growth Fund II

Six Months Ended November 30, 2012 (Unaudited)
Investment Income
Net investment income allocated from the Portfolio:
Dividends – unaffiliated	$1,959,477
Foreign taxes withheld	(404)
Securities lending – affiliated – net	57,833
Dividends – affiliated	1,303
Expenses	(894,278)
Fees waived	618
Total income	1,124,549

Fund Expenses
Administration	220,659
Service – Investor A	95,993
Service and distribution – Investor B	20,963
Service and distribution – Investor C	208,346
Service and distribution – Class R	94,968
Transfer agent – Institutional	109,449
Transfer agent – Investor A	127,481
Transfer agent – Investor B	17,421
Transfer agent – Investor C	107,771
Transfer agent – Class R	71,406
Registration	41,260
Professional	35,835
Printing	25,686
Officer	85
Miscellaneous	7,182
Total expenses	1,184,505
Net investment loss	(59,956)

Realized and Unrealized Gain Allocated from the Portfolio
Net realized gain from investments and options written	11,765,482
Net change in unrealized appreciation/depreciation on investments	12,094,670
Total realized and unrealized gain	23,860,152
Net Increase in Net Assets Resulting from Operations	$23,800,196

See Notes to Financial Statements.

8	BLACKROCK SMALL CAP GROWTH FUND II	NOVEMBER 30, 2012

Statements of Changes in Net Assets	BlackRock Small Cap Growth Fund II

Decrease in Net Assets:	Six Months Ended November 30, 2012 (Unaudited)	Year Ended May 31, 2012
Operations
Net investment loss	$(59,956)	$(4,376,560)
Net realized gain	11,765,482	39,699,962
Net change in unrealized appreciation/depreciation	12,094,670	(86,177,287)
Net increase (decrease) in net assets resulting from operations	23,800,196	(50,853,885)

Distributions to Shareholders From[1]
Net realized gain:
Institutional	(4,870,535)	(2,917,094)
Investor A	(6,617,293)	(3,971,680)
Investor B	(421,838)	(172,651)
Investor C	(3,888,732)	(1,273,905)
Class R	(3,355,897)	(1,150,443)
Decrease in net assets resulting from distributions to shareholders	(19,154,295)	(9,485,773)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(17,357,841)	(226,996,043)

Net Assets
Total decrease in net assets	(12,711,940)	(287,335,701)
Beginning of period	216,492,853	503,828,554
End of period	$203,780,913	$216,492,853
Accumulated net investment loss	$(546,288)	$(486,332)

1Distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK SMALL CAP GROWTH FUND II	NOVEMBER 30, 2012	9

Financial Highlights	BlackRock Small Cap Growth Fund II

	Institutional
	Six Months Ended November 30, 2012 (Unaudited)
			Year Ended May 31,
			2012	2011		2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of period	$13.22		$15.67	$11.64		$9.27		$14.20		$16.26
Net investment income (loss)[1]	0.02		(0.12)	(0.13)		(0.11)		(0.07)		(0.09)
Net realized and unrealized gain (loss)	1.40		(2.03)	4.16	[2]	2.48	[2]	(4.86)	[2]	0.48 [2]
Net increase (decrease) from investment operations	1.42		(2.15)	4.03		2.37		(4.93)		0.39
Distributions from:[3]
Net realized gain	(1.12)		(0.30)	–		–		–		(2.43)
Tax return of capital	–		–	–		–		–		(0.02)
Total distributions	(1.12)		(0.30)	–		–		–		(2.45)
Net asset value, end of period	$13.52		$13.22	$15.67		$11.64		$9.27		$14.20

Total Investment Return[4]
Based on net asset value	11.23%	[5]	(13.97)%	34.62%	[6]	25.57%	[7]	(34.72)%	[6]	2.88%

Ratios to Average Net Assets[8]
Total expenses	1.47%9,	[10]	1.29%[10]	1.24%[10]		1.31%		1.35%		1.25%
Net investment income (loss)	0.35%	[9]	(0.84)%	(0.99)%		(1.03)%		(0.69)%		(0.59)%

Supplemental Data
Net assets, end of period (000)	$56,612		$58,673	$155,169		$106,530		$89,346		$157,805
Portfolio turnover of the Portfolio	73%		143%	127%		114%		75%		70%
	Investor A
	Six Months Ended November 30, 2012 (Unaudited)
			Year Ended May 31,
			2012	2011		2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of period	$12.81		$15.22	$11.34		$9.06		$13.90		$15.96
Net investment income (loss)[1]	0.01		(0.14)	(0.16)		(0.14)		(0.09)		(0.12)
Net realized and unrealized gain (loss)	1.34		(1.97)	4.04[2]		2.42[2]		(4.75)[2]		0.46[2]
Net increase (decrease) from investment operations	1.35		(2.11)	3.88		2.28		(4.84)		0.34
Distributions from:[3]
Net realized gain	(1.12)		(0.30)	–		–		–		(2.38)
Tax return of capital	–		–	–		–		–		(0.02)
Total distributions	(1.12)		(0.30)	–		–		–		(2.40)
Net asset value, end of period	$13.04		$12.81	$15.22		$11.34		$9.06		$13.90

Total Investment Return[4]
Based on net asset value	11.04%	[5]	(14.12)%	34.22%	[6]	25.17%	[7]	(34.82)%	[6]	2.57%

Ratios to Average Net Assets[8]
Total expenses	1.69%	[9,10]	1.57% [10]	1.53%[10]		1.57%		1.59%		1.51%
Net investment income (loss)	0.15%	[9]	(1.11)%	(1.28)%		(1.29)%		(0.95)%		(0.83)%

Supplemental Data
Net assets, end of period (000)	$69,076		$75,467	$219,005		$184,897		$161,557		$232,600
Portfolio turnover of the Portfolio	73%		143%	127%		114%		75%		70%
[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.
[7]	Total return calculation includes redemption fees received by the Fund. The impact to the return is approximately 0.01%
[8]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment loss.
[9]	Annualized.
[10]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

10	BLACKROCK SMALL CAP GROWTH FUND II	NOVEMBER 30, 2012

Financial Highlights (continued)	BlackRock Small Cap Growh Fund II

	Investor B
	Six Months Ended November 30, 2012 (Unaudited)
			Year Ended May 31,
			2012		2011		2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of period	$11.43		$13.77		$10.38		$8.39		$13.06		$15.01
Net investment loss[1]	(0.07)		(0.27)		(0.28)		(0.25)		(0.21)		(0.26)
Net realized and unrealized gain (loss)	1.20		(1.77)		3.67	[2]	2.24	[2]	(4.46)	[2]	0.45	[2]
Net increase (decrease) from investment operations	1.13		(2.04)		3.39		1.99		(4.67)		0.19
Distributions from:[3]
Net realized gain	(1.12)		(0.30)		–		–		–		(2.12)
Tax return of capital	–		–		–		–		–		(0.02)
Total distributions	(1.12)		(0.30)		–		–		–		(2.14)
Net asset value, end of period	$11.44		$11.43		$13.77		$10.38		$8.39		$13.06

Total Investment Return[4]
Based on net asset value	10.40%	[5]	(15.12)%		32.66%	[6]	23.72%	[7]	(35.76)%	[6]	1.61%

Ratios to Average Net Assets[8]
Total expenses	2.94%	[9,10]	2.72%	[10]	2.71%	[10]	2.78%		2.88%		2.49%
Net investment loss	(1.17)%	[9]	(2.30)%		(2.46)%		(2.50)%		(2.22)%		(1.89)%

Supplemental Data
Net assets, end of period (000)	$3,475		$4,587		$8,363		$10,713		$12,197		$29,045
Portfolio turnover of the Portfolio	73%		143%		127%		114%		75%		70%
	Investor C
	Six Months Ended November 30, 2012 (Unaudited)
			Year Ended May 31,
			2012		2011		2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of period	$11.44		$13.76		$10.35		$8.35		$12.96		$14.99
Net investment loss[1]	(0.05)		(0.25)		(0.26)		(0.23)		(0.18)		(0.24)
Net realized and unrealized gain (loss)	1.20		(1.77)		3.67	[2]	2.23	[2]	(4.43)	[2]	0.43	[2]
Net increase (decrease) from investment operations	1.15		(2.02)		3.41		2.00		(4.61)		0.19
Distributions from:[3]
Net realized gain	(1.12)		(0.30)		–		–		–		(2.20)
Tax return of capital	–		–		–		–		–		(0.02)
Total distributions	(1.12)		(0.30)		–		–		–		(2.22)
Net asset value, end of period	$11.47		$11.44		$13.76		$10.35		$8.35		$12.96

Total Investment Return[4]
Based on net asset value	10.59%	[5]	(14.98)%		32.95%	[6]	23.95%	[7]	(35.57)%	[6]	1.63%

Ratios to Average Net Assets[8]
Total expenses	2.63%	[9,10]	2.52%	[10]	2.48%	[10]	2.59%		2.66%		2.43%
Net investment loss	(0.81)%	[9]	(2.10)%		(2.24)%		(2.32)%		(2.01)%		(1.77)%

Supplemental Data
Net assets, end of period (000)	$40,561		$40,529		$62,040		$60,833		$53,668		$96,449
Portfolio turnover of the Portfolio	73%		143%		127%		114%		75%		70%
[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.
[7]	Total return calculation includes redemption fees received by the Fund. The impact to the return is approximately 0.01%
[8]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment loss.
[9]	Annualized.
[10]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK SMALL CAP GROWTH FUND II	NOVEMBER 30, 2012	11

Financial Highlights (concluded)	BlackRock Small Cap Growth Fund II

	Class R
	Six Months Ended November 30, 2012
		Year Ended May 31,
	(Unaudited)	2012		2011		2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of period	$12.19	$14.55		$10.88		$8.72		$13.46		$15.54
Net investment loss[1]	(0.01)	(0.19)		(0.20)		(0.17)		(0.14)		(0.17)
Net realized and unrealized gain (loss)	1.27	(1.87)		3.87[2]		2.33	[2]	(4.60)	[2]	0.44[2]
Net increase (decrease) from investment operations	1.26	(2.06)		3.67		2.16		(4.74)		0.27
Distributions from:[3]
Net realized gain	(1.12)	(0.30)		–		–		–		(2.33)
Tax return of capital	–	–		–		–		–		(0.02)
Total distributions	(1.12)	(0.30)		–		–		–		(2.35)
Net asset value, end of period	$12.33	$12.19		$14.55		$10.88		$8.72		$13.46

Total Investment Return[4]
Based on net asset value	10.85%[5]	(14.43)%		33.73%	[6]	24.77%	[7]	(35.22)%	[6]	2.12%

Ratios to Average Net Assets[8]
Total expenses	1.99%[9,10]	1.91%	[10]	1.90%	[10]	1.96%		2.12%		1.95%
Net investment loss	(0.16)%[9]	(1.49)%		(1.65)%		(1.69)%		(1.49)%		(1.26)%

Supplemental Data
Net assets, end of period (000)	$34,057	$37,237		$59,251		$52,704		$39,445		$37,245
Portfolio turnover of the Portfolio	73%	143%		127%		114%		75%		70%
[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.
[7]	Total return calculation includes redemption fees received by the Fund. The impact to the return is approximately 0.01%
[8]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment loss.
[9]	Annualized.
[10]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

12	BLACKROCK SMALL CAP GROWTH FUND II	NOVEMBER 30, 2012

Notes to Financial Statements (Unaudited)	BlackRock Small Cap Growth Fund II

1. Organization and Significant Accounting Policies:

BlackRock Small Cap Growth Fund II (the “Fund”), a series of BlackRock Series, Inc. (the “Corporation”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Corporation is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in BlackRock Master Small Cap Growth Portfolio (the “Portfolio”) of BlackRock Master LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The percentage of the Portfolio owned by the Fund at November 30, 2012 was 100%. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Portfolio. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Portfolio are accounted on a trade date basis. The Fund records daily its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Redemptions-In-Kind: The Fund satisfied certain redemptions in investors’ capital through a redemption-in-kind of securities and cash received from the Portfolio upon its redemption from the Portfolio. For purposes of US GAAP, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Gains and losses resulting from such redemptions-in-kind are included in net realized gain in the Statements of Changes in Net Assets for the year ended May 31, 2012. The Fund had redemptions-in-kind of $91,414,741 for the year ended May 31, 2012.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended May 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other

BLACKROCK SMALL CAP GROWTH FUND II	NOVEMBER 30, 2012	13

Notes to Financial Statements (continued)	BlackRock Small Cap Growth Fund II

appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Corporation, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.20% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee.

The Fund entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	–
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended November 30, 2012, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent –class specific in the Statement of Operations:

Institutional	$154
Investor A	$263
Investor B	$23
Investor C	$186
Class R	$131

For the six months ended November 30, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $1,167.

For the six months ended November 30, 2012, affiliates received CDSCs as follows.

Investor B	$530
Investor C	$616

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Corporation’s Chief Compliance Officer.

14	BLACKROCK SMALL CAP GROWTH FUND II	NOVEMBER 30, 2012

Notes to Financial Statements (concluded)	BlackRock Small Cap Growth Fund II

3. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended November 30, 2012		Year Ended May 31, 2012
	Shares	Amount	Shares	Amount

Institutional

Shares sold	487,768	$6,509,850	2,345,691	$32,697,867
Shares issued in reinvestment of distributions	354,428	4,536,723	187,924	2,815,121
Shares redeemed	(1,092,344)	(14,651,278)	(8,000,165)	(119,603,567)
Net decrease	(250,148)	$(3,604,705)	(5,466,550)	$(84,090,579)

_

Investor A

Shares sold and automatic conversion of shares	622,008	$8,055,778	3,138,026	$40,049,475
Shares issued in reinvestment of distributions	506,365	6,258,730	268,459	3,900,731
Shares redeemed	(1,725,006)	(22,819,249)	(11,904,602)	(160,014,388)
Net decrease	(596,633)	$(8,504,741)	(8,498,117)	$(116,064,182)

Investor B

Shares sold	32,516	$374,621	110,018	$1,334,450
Shares issued in reinvestment of distributions	36,043	392,521	12,776	167,369
Shares redeemed and automatic conversion of shares	(166,106)	(1,884,911)	(328,725)	(4,002,380)
Net decrease	(97,547)	$(1,117,769)	(205,931)	$(2,500,561)

Investor C

Shares sold	187,681	$2,148,091	489,435	$5,868,265
Shares issued in reinvestment of distributions	306,191	3,337,728	90,099	1,179,447
Shares redeemed	(499,977)	(5,743,666)	(1,546,054)	(18,715,385)
Net decrease	(6,105)	$(257,847)	(966,520)	$(11,667,673)

Class R

Shares sold	342,681	$4,204,829	1,148,960	$14,848,108
Shares issued in reinvestment of distributions	286,815	3,355,739	82,942	1,150,401
Shares redeemed	(924,168)	(11,433,347)	(2,248,882)	(28,671,557)
Net decrease	(294,672)	$(3,872,779)	(1,016,980)	$(12,673,048)

Total Net Decrease	(1,245,105)	$(17,357,841)	(16,154,098)	$(226,996,043)

4. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK SMALL CAP GROWTH FUND II	NOVEMBER 30, 2012	15

Portfolio Information	BlackRock Master Small Cap Growth Portfolio

As of November 30, 2012

Ten Largest Holdings	Percent of Long-Term Investments
TiVo, Inc.	4%
ExlService Holdings, Inc.	3
Allscripts Healthcare Solutions, Inc.	3
ViroPharma, Inc.	3
Jazz Pharmaceuticals Plc	3
Warner Chilcott Plc, Class A	3
Gentium SpA - ADR	3
Elan Corp. Plc - ADR	2
Epocrates, Inc.	2
CoStar Group, Inc.	2

Sector Allocation	Percent of Long-Term Investments
Health Care	30%
Information Technology	28
Industrials	15
Consumer Discretionary	10
Energy	6
Materials	4
Consumer Staples	3
Telecommunication Services	2
Financials	2

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

16	BLACKROCK SMALL CAP GROWTH FUND II	NOVEMBER 30, 2012

Schedule of Investments November 30, 2012 (Unaudited)	BlackRock Master Small Cap Growth Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense – 2.4%
Orbital Sciences Corp. (a)(b)	204,403	$2,675,635
TransDigm Group, Inc. (a)	17,000	2,312,340
		4,987,975
Airlines – 1.0%
US Airways Group, Inc. (a)	153,700	1,981,193
Auto Components – 0.6%
Dana Holding Corp.	85,068	1,206,264
Biotechnology – 6.0%
Alkermes Plc (a)	44,600	861,226
BioSpecifics Technologies Corp. (a)	128,315	1,710,439
Cubist Pharmaceuticals, Inc. (a)	69,672	2,829,380
Gentium SpA - ADR (a)	514,439	5,751,428
Sunesis Pharmaceuticals, Inc. (a)	206,052	1,024,078
		12,176,551
Building Products – 1.8%
A.O. Smith Corp.	20,100	1,265,295
Trex Co., Inc. (a)(b)	59,245	2,405,939
		3,671,234
Capital Markets – 1.2%
Walter Investment Management Corp.	26,700	1,128,876
WisdomTree Investments, Inc. (a)	205,700	1,256,827
		2,385,703
Chemicals – 1.3%
Georgia Gulf Corp.	57,700	2,646,122
Commercial Banks – 0.6%
Capital Bank Financial Corp., Class A (a)	33,400	576,484
National Bank Holdings Corp., Class A	40,200	736,464
		1,312,948
Commercial Services & Supplies – 1.7%
ACCO Brands Corp. (a)	441,421	2,975,178
Portfolio Recovery Associates, Inc. (a)	5,500	543,510
		3,518,688
Communications Equipment – 2.4%
Ciena Corp. (a)	195,400	2,907,552
Ixia (a)(b)	138,833	2,085,272
		4,992,824
Construction & Engineering – 1.0%
Quanta Services, Inc. (a)	79,400	2,053,284
Diversified Telecommunication Services – 2.4%
Cbeyond, Inc. (a)	481,065	3,574,313
Cincinnati Bell, Inc. (a)	106,368	566,941
inContact, Inc. (a)	161,186	838,167
		4,979,421
Electrical Equipment – 0.6%
Thermon Group Holdings, Inc. (a)(b)	49,700	1,229,081

Common Stocks	Shares	Value
Energy Equipment & Services – 0.3%
Dresser-Rand Group, Inc. (a)	10,100	$533,381
Food & Staples Retailing – 0.8%
United Natural Foods, Inc. (a)	29,700	1,537,569
Food Products – 2.1%
Annie’s, Inc. (a)	53,967	1,935,796
The Hain Celestial Group, Inc. (a)(b)	39,000	2,350,530
		4,286,326
Health Care Equipment & Supplies – 5.0%
ArthroCare Corp. (a)	107,037	3,584,669
GenMark Diagnostics, Inc. (a)	92,147	912,255
Haemonetics Corp. (a)(b)	28,500	2,309,355
Hologic, Inc. (a)	182,800	3,487,824
		10,294,103
Health Care Technology – 5.6%
Allscripts Healthcare Solutions, Inc. (a)	597,680	6,646,202
Epocrates, Inc. (a)	454,169	4,582,565
Quality Systems, Inc.	11,100	202,131
		11,430,898
Hotels, Restaurants & Leisure – 2.1%
Bloomin’ Brands, Inc. (a)	37,088	587,103
Brinker International, Inc.	61,389	1,838,601
Caribou Coffee Co., Inc. (a)(b)	147,955	1,782,858
		4,208,562
Internet Software & Services – 4.5%
CoStar Group, Inc. (a)(b)	51,614	4,483,192
DealerTrack Holdings, Inc. (a)(b)	20,349	547,185
NIC, Inc. (a)	274,318	4,117,513
		9,147,890
IT Services – 8.1%
EPAM Systems, Inc. (a)	38,951	801,222
ExlService Holdings, Inc. (a)(b)	255,570	6,862,056
Global Cash Access Holdings, Inc. (a)	385,847	3,036,616
MAXIMUS, Inc.	34,465	2,170,950
WEX, Inc. (a)	16,900	1,216,124
WNS Holdings Ltd. - ADR (a)	224,540	2,386,860
		16,473,828
Leisure Equipment & Products – 0.9%
Brunswick Corp.	72,500	1,868,325
Machinery – 2.4%
Luxfer Holdings Plc - ADR (a)	104,400	1,175,544
Wabash National Corp. (a)(b)	460,446	3,725,008
		4,900,552
Media – 1.5%
National CineMedia, Inc.	208,552	2,982,294

Portfolio Abbreviation

ADR     American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK SMALL CAP GROWTH FUND II	NOVEMBER 30, 2012	17

Schedule of Investments (continued)	BlackRock Master Small Cap Growth Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Metals & Mining – 1.3%
Globe Specialty Metals, Inc.	193,093	$2,676,269
Oil, Gas & Consumable Fuels – 5.3%
Bonanza Creek Energy, Inc. (a)(b)	104,800	2,483,760
Cheniere Energy, Inc. (a)	139,500	2,343,600
Energy XXI Bermuda Ltd.	84,172	2,666,569
Gulfport Energy Corp. (a)	15,900	604,836
Magnum Hunter Resources Corp. (a)(b)	280,456	1,130,238
Oasis Petroleum, Inc. (a)	17,800	537,916
SandRidge Energy, Inc. (a)(b)	197,559	1,155,720
		10,922,639
Paper & Forest Products – 1.3%
KapStone Paper and Packaging Corp. (a)	116,720	2,558,502
Personal Products – 0.6%
Elizabeth Arden, Inc. (a)(b)	27,300	1,266,993
Pharmaceuticals – 13.9%
Auxilium Pharmaceuticals, Inc. (a)	84,704	1,621,235
Elan Corp. Plc - ADR (a)	482,388	4,814,232
Jazz Pharmaceuticals Plc (a)	118,679	6,394,425
The Medicines Co. (a)	130,623	2,804,476
ViroPharma, Inc. (a)(b)	261,185	6,474,776
Warner Chilcott Plc, Class A	537,365	6,265,676
		28,374,820
Professional Services – 1.9%
On Assignment, Inc. (a)(b)	119,446	2,380,559
WageWorks, Inc. (a)	86,300	1,593,961
		3,974,520
Semiconductors & Semiconductor Equipment – 1.8%
Microsemi Corp. (a)(b)	130,279	2,493,540
Semtech Corp. (a)	45,744	1,251,098
		3,744,638
Software – 11.2%
Fortinet, Inc. (a)	43,000	859,140
Gateway Industries, Inc. (Acquired 2/11/11,cost $18,142) (a)(c)	302,362	257,008
MicroStrategy, Inc., Class A (a)(b)	21,700	1,920,233
PROS Holdings, Inc. (a)	156,647	2,777,351
QLIK Technologies, Inc. (a)(b)	124,435	2,411,550
Sourcefire, Inc. (a)(b)	59,000	2,904,570
TiVo, Inc. (a)	680,232	7,958,714
Tyler Technologies, Inc. (a)	36,500	1,712,580
Ultimate Software Group, Inc. (a)(b)	21,735	2,054,175
		22,855,321
Specialty Retail – 2.1%
The Children’s Place Retail Stores, Inc. (a)	25,990	1,263,374
Lumber Liquidators Holdings, Inc. (a)	21,291	1,142,901
Mattress Firm Holding Corp. (a)	42,233	1,208,286
Pier 1 Imports, Inc.	31,300	600,647
		4,215,208
Textiles, Apparel & Luxury Goods – 2.4%
G-III Apparel Group Ltd. (a)	65,958	2,509,702
Wolverine World Wide, Inc.	55,400	2,397,712
		4,907,414

Common Stocks	Shares	Value
Trading Companies & Distributors – 2.0%
Beacon Roofing Supply, Inc. (a)(b)	44,100	$1,360,044
United Rentals, Inc. (a)	67,000	2,782,510
		4,142,554
Total Common Stocks – 100.1%		204,443,894

Warrants (d) – 0.0%
Pharmaceuticals – 0.0%
Alexza Pharmaceuticals, Inc. (Issued/Exercisable 5/06/11, 1 Share for 1 Warrant, Expires 5/06/16, Strike Price $17.70)	222,516	–
Total Long-Term Investments (Cost – $184,991,113) – 100.1%		204,443,894

Short-Term Securities
Money Market Funds – 18.8%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (e)(f)	268,776	268,776

	Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.27% (e)(f)(g)	$38,193	38,192,804

	Par (000)
Time Deposits – 0.1%
Brown Brothers Harriman & Co., 0.08%, 12/03/12	71	71,158
Total Short-Term Securities (Cost – $38,532,738) – 18.9%		38,532,738
Total Investments (Cost – $223,523,851*) – 119.0%		242,976,632
Liabilities in Excess of Other Assets – (19.0)%		(38,813,236)
Net Assets – 100.0%		$204,163,396

*	As of November 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$227,709,021
Gross unrealized appreciation	$27,781,272
Gross unrealized depreciation	(12,513,661)
Net unrealized appreciation	$15,267,611

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Restricted security as to resale. As of report date, the Portfolio held less than 0.1% of its net assets, with a current value of $257,008 and an original cost of $18,142, in this security.

See Notes to Financial Statements.

18	BLACKROCK SMALL CAP GROWTH FUND II	NOVEMBER 30, 2012

Schedule of Investments (concluded)	BlackRock Master Small Cap Growth Portfolio

(d)	Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.
(e)	Investments in issuers considered to be an affiliate of the Portfolio during the period ended November 30, 2012, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at May 31, 2012	Net Activity	Shares/ Beneficial Interest Held at November 30, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	4,846,990	(4,578,214)	268,776	$1,303
BlackRock Liquidity Series, LLC Money Market Series	$26,663,181	$11,529,623	$38,192,804	$57,833

(f)	Represents the current yield as of report date.
(g)	Security was purchased with the cash collateral from loaned securities. The Portfolio may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

—

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Portfolio has the ability to access

—

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Portfolio’s investments categorized in the disclosure hierarchy as of November 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$204,186,886	–	$ 257,008	$ 204,443,894
Short-Term Securities	268,776	$ 38,263,962	–	38,532,738

Total	$204,455,662	$ 38,263,962	$ 257,008	$ 242,976,632

[1]	See above Schedule of Investments for values in each industry excluding Level 3, Software, within the table.

Certain of the Portfolio’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of November 30, 2012, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$7,364	–	–	$7,364
Liabilities:
Collateral on securities loaned at value.	–	$(38,192,804)	–	(38,192,804)
Total	$7,364	$(38,192,804)	–	$(38,185,440)

There were no transfers between levels during the six months ended November 30, 2012.

See Notes to Financial Statements.

BLACKROCK SMALL CAP GROWTH FUND II	NOVEMBER 30, 2012	19

Statement of Assets and Liabilities	BlackRock Master Small Cap Growth Portfolio

November 30, 2012 (Unaudited)

Assets
Investments at value – unaffiliated (including securities loaned of $37,091,809) (cost – $185,062,271)	$204,515,052
Investments at value – affiliated (cost – $38,461,580)	38,461,580
Cash	7,364
Investments sold receivable	759,624
Dividends receivable – unaffiliated	226,516
Dividends receivable – affiliated	94
Securities lending income receivable – affiliated	4,398
Prepaid expenses	4,840

Total assets	243,979,468

Liabilities
Collateral on securities loaned at value	38,192,804
Investments purchased payable	735,556
Withdrawals payable to investors	696,522
Investment advisory fees payable	116,869
Directors’ fees payable	1,232
Other affiliates payable	403
Other accrued expenses payable	72,686

Total liabilities	39,816,072

Net Assets	$204,163,396

Net Assets Consist of
Investors’ capital	$184,710,615
Net unrealized appreciation/depreciation	19,452,781

Net Assets	$204,163,396

See Notes to Financial Statements.

20	BLACKROCK SMALL CAP GROWTH FUND II	NOVEMBER 30, 2012

Statement of Operations	BlackRock Master Small Cap Growth Portfolio

Six Months Ended November 30, 2012 (Unaudited)

Investment Income
Dividends – unaffiliated	$1,959,477
Foreign taxes withheld	(404)
Securities lending – affiliated – net	57,833
Dividends – affiliated	1,303

Total income	2,018,209

Expenses
Investment advisory	773,648
Accounting services	51,706
Professional	30,001
Custodian	27,407
Directors	5,850
Printing	3,434
Miscellaneous	2,232

Total expenses	894,278
Less fees waived by Manager	(618)

Total expenses after fees waived	893,660

Net investment income	1,124,549

Realized and Unrealized Gain
Net realized gain from:
Investments	11,698,924
Options written	66,558
11,765,482
Net change in unrealized appreciation/depreciation on investments	12,094,670

Total realized and unrealized gain	23,860,152

Net Increase in Net Assets Resulting from Operations	$24,984,701

See Notes to Financial Statements.

BLACKROCK SMALL CAP GROWTH FUND II	NOVEMBER 30, 2012	21

Statements of Changes in Net Assets	BlackRock Master Small Cap Growth Portfolio

Decrease in Net Assets:	Six Months Ended November 30, 2012 (Unaudited)	Year Ended May 31, 2012
Operations
Net investment income (loss)	$1,124,549	$(1,166,331)
Net realized gain	11,765,482	39,699,962
Net change in unrealized appreciation/depreciation	12,094,670	(86,177,287)

Net increase (decrease) in net assets resulting from operations	24,984,701	(47,643,656)

Capital Share Transactions
Proceeds from contributions	31,198,701	94,798,165
Value of withdrawals	(68,857,558)	(334,608,497)

Net decrease in net assets derived from capital share transactions	(37,658,857)	(239,810,332)

Net Assets
Total decrease in net assets	(12,674,156)	(287,453,988)
Beginning of period	216,837,552	504,291,540

End of period	$204,163,396	$216,837,552

Financial Highlights	BlackRock Master Small Cap Growth Portfolio

	Six Months Ended November 30,
	2012	Year Ended May 31,
	(Unaudited)	2012	2011	2010	2009	2008
Total Investment Return
Total investment return	11.56%[1]	(13.48)%	35.13%	26.12%	(34.16)%	3.35%

Ratios to Average Net Assets
Total expenses	0.81%[2]	0.77%	0.76%	0.77%	0.78%	0.77%
Total expenses after fees waived	0.81%[2]	0.77%	0.76%	0.77%	0.78%	0.77%
Net investment income (loss)	1.02%[2]	(0.32)%	(0.51)%	(0.50)%	(0.13)%	(0.10)%

Supplemental Data
Net assets, end of period (000)	$204,163	$216,838	$504,292	$416,087	$356,614	$553,670
Portfolio turnover	73%	143%	127%	114%	75%	70%

[1]	Aggregate total investment return.
[2]	Annualized.

See Notes to Financial Statements.

22	BLACKROCK SMALL CAP GROWTH FUND II	NOVEMBER 30, 2012

Notes to Financial Statements (Unaudited)	BlackRock Master Small Cap Growth Portfolio

1. Organization and Significant Accounting Policies:

BlackRock Master Small Cap Growth Portfolio (the “Portfolio”), a series of BlackRock Master LLC (the “Master LLC”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Portfolio is organized as a Delaware limited liability company. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations. The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation: US GAAP defines fair value as the price the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Portfolio values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to

Rule 2a-7 under the 1940 Act. The Portfolio may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor in the Money Market Series to withdraw more than 25% on any one day.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjust for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Portfolio’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

BLACKROCK SMALL CAP GROWTH FUND II	NOVEMBER 30, 2012	23

Notes to Financial Statements (continued)	BlackRock Master Small Cap Growth Portfolio

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretative positions of the Securities and Exchange Commission (“SEC”) require that the Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., options written), the Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Portfolio engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Securities Lending: The Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Portfolio earns dividend or interest income on the securities loaned but does not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended November 30, 2012, any securities on loan were collateralized by cash.

Income Taxes: The Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal tax provision is required. It is intended that the Portfolio’s assets will be managed so the owner of the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Portfolio are charged to the Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

24	BLACKROCK SMALL CAP GROWTH FUND II	NOVEMBER 30, 2012

Notes to Financial Statements (continued)	BlackRock Master Small Cap Growth Portfolio

2. Derivative Financial Instruments:

The Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolio and/or to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Portfolio’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Portfolio bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Portfolio do not give rise to counterparty credit risk, as options written obligate the Portfolio to perform and not the counterparty. Counterparty risk related to exchange-traded options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Portfolio may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Portfolio and each of its respective counterparties. An ISDA Master Agreement allows the Portfolio to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

Options: The Portfolio purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by the Portfolio is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Portfolio writes a call option, such option is “covered,” meaning that the Portfolio holds the underlying instrument subject to being called by the option counterparty. When the Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Portfolio purchasing or selling a security at a price different from the current market value.

Derivative Financial Instruments Categorized by Risk Exposure:

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended November 30, 2012

Net Realized Gain From
Equity contracts:
Options[1]	$58,666

[1]	Options purchased are included in the net realized gain from investments.

For the six months ended November 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Options:
Average number of option contracts purchased	139[2]
Average number of option contracts written	222
Average notional value of option contracts purchased	$207,750[2]
Average notional value of option contracts written	$798,600

[2]	Average contract amount shown due to limited activity.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Master LLC, on behalf of the Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolio’s investment advisor, an indirect, wholly owned subsidiary of

BLACKROCK SMALL CAP GROWTH FUND II	NOVEMBER 30, 2012	25

Notes to Financial Statements (continued)	BlackRock Master Small Cap Growth Portfolio

BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays the Manager a monthly fee based on a percentage of the Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.70%
$1 Billion - $3 Billion	0.66%
$3 Billion - $5 Billion	0.63%
$5 Billion - $10 Billion	0.61%
Greater than $10 Billion	0.60%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Portfolio’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations. For the six months ended November 30, 2012, the amount waived was $618.

The Manager entered into a sub-advisory agreement with BlackRock Capital Management, Inc. (“BCM”), an affiliate of the Manager. The Manager pays BCM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolio to the Manager.

For the six months ended November 30, 2012, the Portfolio reimbursed the Manager $2,016 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Portfolio retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Portfolio is shown as securities lending – affiliated – net in the Statement of Operations. For the six months ended November 30, 2012, BIM received $32,731 in securities lending agent fees related to securities lending activities for the Portfolio.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments excluding short-term securities for the six months ended November 30, 2012, were $163,739,819 and $159,855,575, respectively.

Transactions in options written for the six months ended November 30, 2012, were as follows:

	Calls
	Contracts	Premiums Received
Outstanding options,beginning of period	–	–
Options written	953	$104,916
Options expired	(749)	(89,619)
Options closed	(204)	(15,297)
Outstanding options,end of period	–	–

5. Borrowings:

The Master LLC, on behalf of the Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Portfolio paid administration and arrangement fees which were allocated to the Portfolio based on its net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Portfolio paid administration and arrangement fees which were allocated to the Portfolio based on its net assets as of October 31, 2012. The Portfolio did not borrow under the credit agreement during the six months ended November 30, 2012.

26	BLACKROCK SMALL CAP GROWTH FUND II	NOVEMBER 30, 2012

Notes to Financial Statements (concluded)	BlackRock Master Small Cap Growth Portfolio

6. Concentration, Market and Credit Risk:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Portfolio.

As of November 30, 2012, the Portfolio invested a significant portion of its assets in securities in the health care and information technology sectors. Changes in economic conditions affecting the health care and information technology sectors would have a greater impact on the Portfolio and could affect the value, income and/or liquidity of positions in such securities.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK SMALL CAP GROWTH FUND II	NOVEMBER 30, 2012	27

Officers and Directors

Ronald W. Forbes, Co-Chairman of the Board and Director

Rodney D. Johnson, Co-Chairman of the Board and Director

Paul L. Audet, Director

David O. Beim, Director

Henry Gabbay, Director

Dr. Matina S. Horner, Director

Herbert I. London, Director

Ian A. MacKinnon, Director

Cynthia A. Montgomery, Director

Joseph P. Platt, Director

Robert C. Robb, Jr., Director

Toby Rosenblatt, Director

Kenneth L. Urish, Director

Frederick W. Winter, Director

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Capital Management, Inc.

New York, NY 10055

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

28	BLACKROCK SMALL CAP GROWTH FUND II	NOVEMBER 30, 2012

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling
(800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Portfolio voted proxies relating to securities held in the Fund’s/Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling
(800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK SMALL CAP GROWTH FUND II	NOVEMBER 30, 2012	29

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

30	BLACKROCK SMALL CAP GROWTH FUND II	NOVEMBER 30, 2012

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund	BlackRock Global Long/Short Equity Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Multi-Asset Real Return Fund†
BlackRock Balanced Capital Fund†	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Capital Appreciation Fund	BlackRock Index Equity Portfolio	BlackRock Real Estate Securities Fund
BlackRock China Fund	BlackRock India Fund	BlackRock Russell 1000 Index Fund
BlackRock Commodity Strategies Fund BlackRock Emerging Markets Fund	BlackRock International Fund BlackRock International Index Fund	BlackRock Science & Technology Opportunities Portfolio
BlackRock Emerging Markets Long/Short Equity Fund	BlackRock International Opportunities Portfolio BlackRock Large Cap Core Fund	BlackRock Small Cap Growth Equity Portfolio BlackRock Small Cap Growth Fund II
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Plus Fund	BlackRock Small Cap Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock EuroFund	BlackRock Large Cap Value Fund	BlackRock S&P 500 Stock Fund
BlackRock Flexible Equity Fund	BlackRock Latin America Fund	BlackRock Strategic Risk Allocation Fund†
BlackRock Focus Growth Fund	BlackRock Long-Horizon Equity Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Allocation Fund†	BlackRock Managed Volatility Portfolio†	BlackRock Value Opportunities Fund
BlackRock Global Dividend Income Portfolio	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio BlackRock Inflation Protected Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio
BlackRock CoreAlpha Bond Fund	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock Emerging Market Local Debt Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock US Government Bond Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock US Mortgage Portfolio
BlackRock Global Long/Short Credit Fund	BlackRock Multi-Asset Income Portfolio†	BlackRock World Income Fund
BlackRock GNMA Portfolio	BlackRock Secured Credit Portfolio

Municipal Bond Funds

BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	LifePath Active Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK SMALL CAP GROWTH FUND II	NOVEMBER 30, 2012	31

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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BLACKROCK®

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC

Date: February 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC

Date: February 4, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC

Date: February 4, 2013

3